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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002



                                 [KEYCORP LOGO]
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

             Ohio                              0-850                               34-6542451
-------------------------------   --------------------------------    -----------------------------------
(State or other jurisdiction of       Commission File Number         (I.R.S. Employer Identification No.)
incorporation or organization)



   127 Public Square, Cleveland, Ohio                                             44114-1306
----------------------------------------                              -----------------------------------
(Address of principal executive offices)                                          (Zip Code)

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       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 9. REGULATION FD DISCLOSURE

On August 13, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, the principal executive officer and the principal financial officer of the Registrant submitted to the Securities and Exchange Commission the sworn statements attached as Annex A and B to this report.

On August 13, 2002, the Registrant also issued a press release relating to these two sworn statements and the two certifications furnished to the Securities and Exchange Commission in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This press release, dated August 13, 2002, is attached as Annex C to this report.
















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                                    Annex A

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                 REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Henry L. Meyer III, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of KeyCorp and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with KeyCorp's Audit and Risk Review Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          -    the 2001 Annual Report on Form 10-K of KeyCorp;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KeyCorp filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.




/s/ Henry L. Meyer III
----------------------------------
Henry L. Meyer III                                     Subscribed and sworn
Principal Executive Officer                            to before me this 13th
August 13, 2002                                        day of    August   2002.
                                                              -----------
                                                       /s/ Patricia Corpus
                                                       -------------------------
                                                       Notary Public

                                                       My Commission Expires:
                                                       April 29, 2004




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                                    Annex B

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                 REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, K. Brent Somers, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of KeyCorp and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with KeyCorp's Audit and Risk Review Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          -    the 2001 Annual Report on Form 10-K of KeyCorp;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KeyCorp filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.




/s/ K. Brent Somers
----------------------------------
K. Brent Somers                                        Subscribed and sworn to
Principal Financial Officer                            before me this 13th
August 13, 2002                                        day of    August    2002.
                                                              -----------

                                                       /s/ Patricia Corpus
                                                       -------------------------
                                                       Notary Public

                                                       My Commission Expires:
                                                       April 29, 2004





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                                    Annex C


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
MEDIA CONTACT:  JOHN FULLER                  ANALYST CONTACT:  VERNON L. PATTERSON
                216.689.8140                                   216.689.0520
                william_fuller@keybank.com                     vernon_patterson@keybank.com

KEY MEDIA                                    INVESTOR RELATIONS
NEWSROOM:       www.key.com/newsroom         INFORMATION:      www.key.com/ir

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FOR IMMEDIATE RELEASE

          KEYCORP SATISFIES REQUIREMENTS TO CERTIFY SEC FILINGS

CLEVELAND, August 13, 2002 - KeyCorp (NYSE: KEY) today announced it has complied with both the June 27, 2002 Securities and Exchange Commission (SEC) Order and the requirements contained in the recently enacted Sarbanes-Oxley Act of 2002 to certify the accuracy of its recent SEC filings.

Sworn statements signed today by Henry L. Meyer, chairman and chief executive officer, and K. Brent Somers, chief financial officer, certify KeyCorp's 2001 Annual Report on Form 10-K, its quarterly reports on Form 10-Q for the first and second quarters of 2002 and the other reports covered by the SEC Order.

Meyer and Somers have also signed certifications that satisfy requirements in the Sarbanes-Oxley Act to certify KeyCorp's second quarter 2002 10-Q.

According to Meyer, "KeyCorp has always been committed to expanding financial disclosure. In April, KeyCorp expanded its line of business financial results in an effort to better inform investors. We believe our comprehensive reporting systems ensure shareholders and customers receive a clear and timely report card on KeyCorp. "

   For more information contact:
   Media: John Fuller. 216.689.8140. william_fuller@keybank.com
   Investor Relations: Vern Patterson.216.689.0520. vernon_patterson@keybank.com

Cleveland-based KeyCorp is one of the nation's largest bank-based financial services companies, with assets of approximately $83 billion. Key companies provide investment management, retail and commercial banking, retirement, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. The company's businesses deliver their products and services through KeyCenters and offices; a network of approximately 2,300 ATMs; telephone banking centers (1.800.KEY2YOU); and a Web site, Key.com(R), that provides account access and financial products 24 hours a day.
                                      # # #
Editor's Note: For up-to-date company information, media contacts and facts and figures about Key lines of business, visit our new Media Newsroom at Key.com/newsroom




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       KEYCORP
                                        --------------------------------------
                                                    (Registrant)


Date: August 13, 2002                              /s/ Lee Irving
                                        --------------------------------------
                                        By:  Lee Irving
                                             Executive Vice President
                                             and Chief Accounting Officer